                                                                  EXHIBIT 10. 19


                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is dated as of the 23rd day of November, 1999 among GABLES REALTY LIMITED PARTNERSHIP (the "Borrower"), WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), FIRST UNION NATIONAL BANK, as Syndication Agent, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as Documentation Agent and WACHOVIA BANK, N.A., FIRST UNION NATIONAL BANK, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, PNC BANK, NATIONAL ASSOCIATION, AMSOUTH BANK OF ALABAMA and GUARANTY FEDERAL BANK, F.S.B. (collectively, the "Banks");


                              W I T N E S S E T H:


         WHEREAS, the Borrower, the Administrative Agent and the Banks executed and delivered that certain Amended and Restated Credit Agreement, dated as of May 13, 1998, as amended by First Amendment to Credit Agreement dated as of June 14, 1999 (as so amended, the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Administrative Agent and the Banks have agreed to certain amendments to the Credit Agreement to permit Gables-Tennessee Properties ("Gables-TN") to bc released as a Guarantor and to become a joint and several co-Borrower with Gables Realty Limited Partnership (the "Parent"; Gables-TN and the Parent being referred to collectively as the "Borrower"), subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative Agent and the Banks hereby covenant and agree as follows:

         1. DEFINITIONS. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

          2.  Assumption, Release and Global Amendments.

         (a) Gables-TN hereby assumes all rights and obligations as a "Borrower" under the Credit Agreement, on a joint and several basis with the Parent, including all obligations to make payments on the Notes as and when due, and all other payment and indemnification obligations of a Borrower under the Credit Agreement and the Notes, as fully as if it had executed and delivered each such document as an original Borrower, and the Parent and Gables-TN hereby agree to execute and deliver to the Administrative Agent replacement Notes for each of the Banks, jointly executed by them.

         (b) Gables-TN hereby is released from all of its rights and obligations as a "Guarantor" under the Guaranty.

         (c) The Administrative Agent and the Banks hereby consent to the foregoing, and release Gables-TN as a Guarantor, substituting Gables-TN as an additional joint and several Borrower.

         (d) The term "Borrower", wherever used in the definitions of the terms set forth below and in (or for purposes of) the Sections referenced below, in all references to the Credit Agreement in each of the Loan Documents, and in the Borrowing Base Certificate and the Compliance Certificate, hereby is deleted, and the term "Parent" is substituted therefor (but the Borrowing Base Certificates and the Compliance Certificates submitted hereafter need not actually be revised accordingly, but shall be deemed to have been so revised):


         Definition                                            Section
         ----------                                            -------

         Change in Control                                     1.02
         Consolidated Debt                                     4.04
         Consolidated Fixed Charges                            4.06
         Consolidated Fixed Charges Coverage Ratio             4.08
         Consolidated Interest Expense                         5.01
         Consolidated Income Available for Debt Service        5.03
         Consolidated Income Available for Distribution        5.04
         Consolidated Total Assets                             5.05
         Debt Rating                                           5.06
         Fiscal Year                                           5.07 (clause (v) only)
         General Partner                                       5.09 (clause (E) only)
         Joint Venture                                         5.22
         Joint Venture Share                                   5.27
         Material Adverse Effect                               5.28
         Subsidiary
         Total Assets Value
         Total Debt (clauses (iii) and (vi) only)
         Wholly Owned Subsidiary

         (e) The term Borrower, wherever used in the Credit Agreement, other than in the definitions and Sections listed above in paragraph (d), hereby is changed to "Borrowers".

         3. AMENDMENTS TO SECTION 1.01. Section 1.01 of the Credit Agreement hereby is amended by deleting the definition of "Borrower" and adding the following definitions of "Borrowers", "Gables-TN" and "Parent" in the appropriate alphabetical sequence:

                           "Borrowers" means, individually and collectively, as
                  the context shall require, the Parent and Gables-TN, as joint and several obligors for all purposes under this Agreement and the Notes.

                           "Gables-TN" means Gables-Tennessee Properties, a
                  Tennessee general partnership, and its successors and permitted assigns.

                           "Parent" means Gables Realty Limited Partnership, a
                  Delaware limited partnership, and its successors and permitted assigns.

         4. AMENDMENT TO SECTION 4.01. Section 4.01 of the Credit Agreement hereby is deleted, and the following is substituted therefor:

                           SECTION 4.01. PARTNERSHIP OR CORPORATE EXISTENCE AND
                  POWER. The Parent is a limited partnership duly created and validly existing under the laws of Delaware, Gables-TN is a general partnership duly created and validly existing under the laws of Tennessee, GBP is a trust duly created, validly existing and in good standing under the laws of Maryland, the General Partner is a corporation duly organized, validly existing and in good standing under the laws of Texas, and each of the foregoing is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, and has all partnership powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where any such failure does not have and is not reasonably expected to cause a Material Adverse Effect.

         5. REPLACEMENT OF NOTES. EXHIBIT A-1 and EXHIBIT A-2 to the Credit Agreement hereby are deleted, and EXHIBIT A-1 and EXHIBIT A-2 hereto are substituted therefor.

         6. RESTATEMENT OF REPRESENTATIONS AND WARRANTIES. The Borrowers hereby restate and renew each and every representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof (except to the extent such representations and warranties expressly relate to an earlier date) and with specific reference to this Second Amendment and all other loan documents executed and/or delivered in connection herewith.

         7. EFFECT OF AMENDMENT. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers.

         8. RATIFICATION. The Borrowers hereby restate, ratify and reaffirm each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         9. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered (which may be by telecopier pursuant to Section 14 below) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         10. SECTION REFERENCES. Section titles and references used in this Second Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         11. NO DEFAULT. To induce the Administrative Agent and the Banks to enter into this Second Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrowers arising out of or with respect to any of the Loans or other obligations of the Borrowers owed to the Banks under the Credit Agreement.

         12. FURTHER ASSURANCES. The Borrowers agree to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Borrowers.

         13. GOVERNING LAW. This Second Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         14. CONDITIONS PRECEDENT. This Second Amendment shall become effective only upon (i) execution hereof by the Administrative Agent; (ii) execution and return to the Administrative Agent at the telecopier number set forth below of a copy hereof by the Borrowers and the Banks; (iii) execution and return to the Administrative Agent at the telecopier number set forth below of a copy of the Consent and Reaffirmation of Guarantors at the end hereof and (iv) execution by the Borrowers and delivery to the Administrative Agent or replacement Notes for each Bank in the form attached hereto as Exhibits A-1 and A-2. Executed copies hereof shall be sent by facsimile to counsel for the Administrative Agent, Jones, Day, Reavis & Pogue, Attention: Christopher l. Carson, at Telecopier number 404-581-8868, Confirmation number 404-581-8035.

                       [SIGNATURES CONTAINED ON NEXT PAGE]

         IN WITNESS WHEREOF, the Borrower, the Administrative Agent and each of the Banks has caused this Second Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.



GABLES-TENNESSEE PROPERTIES (SEAL)                                         GABLES REALTY LIMITED
                                                                           PARTNERSHIP
By:      Gables Realty Limited Partnership,
         a general partner                                                 By:      Gables GP, Inc., its sole general
         By:      Gables GP, Inc., its sole general partner                         partner

          By:     /s/ Marvin R. Banks, Jr.                                 By:      /s/ Marvin R. Banks, Jr.
                  -----------------------                                           ------------------------------
                  Marvin Banks, Jr.                                                 Marvin Banks, Jr.
                  Sr. Vice President                                                Sr. Vice President


WACHOVIA BANK, N.A.,                                                       GUARANTY FEDERAL BANK, F.S.B.,
as Administrative Agent and as a Bank                                      as a Bank


By:  /s/ Mary F. Hughes
   ---------------------------------------                                 By:  /s/ Randall S. Reid
       Name:  Mary F. Hughes                                                  ---------------------------------------
             -----------------------------
                                                                              Name: Randall S. Reid
       Title:  Vice president                                                 -----------------------------
             -----------------------------                                    Title:Vice President
                                                                              -----------------------------

CHASE BANK OF TEXAS,
NATIONAL ASSOCIATION,                                                      FIRST UNION NATIONAL BANK,
as Documentation Agent and as a Bank                                       as Syndication Agent and as a Bank



By:  /s/ Susan M. Tate
   ---------------------------------------                                 By: /s/ Daniel J. Sullivan
       Name:   Susan M. Tate                                                  ---------------------------------------
             -----------------------------                                    Name:  Daniel J. Sullivan
       Title:  Vice President                                                 -----------------------------
             -----------------------------                                    Title:  Director
                                                                              -----------------------------


PNC BANK, NATIONAL ASSOCIATION,                                            AMSOUTH BANK OF ALABAMA,
as a Bank                                                                  as a Bank



By:  /s/ Wayne P. Robertson
   ---------------------------------------                                 By: /s/ J.R. Miller
       Name:  Wayne P. Robertson                                               ---------------------------------------
             -----------------------------                                     Name:  J.R. Miller
       Title:  Vice President                                                  -----------------------------
             -----------------------------                                     Title:   Vice President
                                                                                    -----------------------------


COMMERZBANK AG, NEW YORK AND
GRAND CAYMAN BRANCHES, as a Bank



By:  /s/ E. Marcus Perry
   _______________________________________

       Name:  E. Marcus Perry
             _____________________________

       Title:  Assistant Vice President
             _____________________________

By:  /s/ David Buettner
   _______________________________________

       Name:   David Buettner
             _____________________________

       Title:  Assistant Treasurer
             _____________________________

                                                                     EXHIBIT A-1


                              SYNDICATED LOAN NOTE

                                Atlanta, Georgia

                                November 23, 1999

         For value received, GABLES REALTY LIMITED PARTNERSHIP, a Delaware limited partnership and GABLES-TENNESSEE PROPERTIES, a Tennessee general partnership (collectively, the "Borrower"), jointly and severally promise to pay to the order of __________________________________________ (the "Bank"), for the
account of its Lending Office, the principal sum of _______________________________ AND NO/100 DOLLARS ($ ), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by the Bank to the Borrowers (or either of them) pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrowers promise to pay interest on the unpaid principal amount of this Syndicated Loan Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrowers hereunder or under the Credit Agreement.

         This Syndicated Loan Note is one of the Syndicated Loan Notes referred to in the Amended and Restated Credit Agreement dated as of even date herewith among Gables Realty Limited Partnership, the Banks listed on the signature pages thereof and Wachovia Bank, N.A., as Administrative Agent, as amended by First Amendment to Credit Agreement dated as of June 14, 1999 and Second Amendment to Credit Agreement dated of even date herewith (which added Gables-Tennessee Properties as a Borrower) (as the same may hereafter be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Syndicated Loan Note is collected by law or through an attorney at law.

         The Borrowers hereby waive presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.


         IN WITNESS WHEREOF, each of the Borrowers has caused this Syndicated Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


GABLES-TENNESSEE PROPERTIES (SEAL)                            GABLES REALTY LIMITED
By:      Gables Realty Limited Partnership,                   PARTNERSHIP                           (SEAL)
         a general partner                                    By:  Gables GP, Inc., its sole general partner
         By:  Gables GP, Inc., its sole general
              partner


By:                                                           By:
         ---------------------------------------                    ---------------------------------------
         Marvin Banks, Jr.                                          Marvin Banks, Jr.
         Vice President                                             Vice President

                   SYNDICATED LOANS AND PAYMENTS OF PRINCIPAL

                     BASE RATE                AMOUNT            AMOUNT OF
                  OR EURO-DOLLAR                OF             PRINCIPAL       MATURITY        NOTATION
DATE                    LOAN                   LOAN              REPAID          DATE          MADE BY





_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

                                                                     EXHIBIT A-2


                             MONEY MARKET LOAN NOTE

                             As of November 23, 1999



         For value received, GABLES REALTY LIMITED PARTNERSHIP, a Delaware limited partnership and GABLES-TENNESSEE PROPERTIES, a Tennessee general partnership (collectively, the "Borrower"), jointly and severally promises to pay to the order of _________________, a _______________ (the "Bank"), for
the account of its Lending Office, the principal sum of ONE HUNDRED TWELVE MILLION, FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($112,500,000), or such lesser amount as shall equal the unpaid principal amount of each Money Market Loan made by the Bank to the Borrower (or either of them) pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrowers promise to pay interest on the unpaid principal amount of this Money Market Loan Note on the dates and at the rate or rates provided for in the Credit Agreement referred to below. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

         All Money Market Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; PROVIDED that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

         This Money Market Loan Note is one of the Money Market Loan Notes referred to in the Amended and Restated Credit Agreement dated as of even date herewith among Gables Realty Limited Partnership, the Banks listed on the signature pages thereof and Wachovia Bank, N.A., as Administrative Agent, as amended by First Amendment to Credit Agreement dated as of June 14, 1999 and Second Amendment to Credit Agreement dated of even date herewith (which added Gables-Tennessee Properties as a Borrower) (as the same may hereafter be amended and modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrowers to pay all costs of collection, including reasonable attorneys fees, in the event this Money Market Loan Note is collected by law or through an attorney at law.

         The Borrowers hereby waive presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.


         IN WITNESS WHEREOF, each of the Borrowers has caused this Money Market Loan Note to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

GABLES-TENNESSEE PROPERTIES (SEAL)                   GABLES REALTY LIMITED
By:      Gables Realty Limited Partnership,          PARTNERSHIP                           (SEAL)
         a general partner                           By:  Gables GP, Inc., its sole general partner
         By:  Gables GP, Inc., its sole general
                 partner


By:                                                  By:
         --------------------------------------           -------------------------------------------
         Marvin Banks, Jr.                                Marvin Banks, Jr.
         Vice President                                   Vice President

                  MONEY MARKET LOANS AND PAYMENTS OF PRINCIPAL

-------------------------------------------------------------------------------------------
                                   AMOUNT     AMOUNT OF              STATED
                INTEREST             OF       PRINCIPAL             MATURITY        NOTATION
DATE              RATE              LOAN       REPAID                 DATE          MADE BY




_______________________________________________________________________________________________________


_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

                     CONSENT AND REAFFIRMATION OF GUARANTORS

         Each of the undersigned (i) acknowledges receipt of the foregoing Second Amendment to Credit Agreement (the "Second Amendment"), (ii) consents to the execution and delivery of the Second Amendment by the parties thereto, the release of Gables-TN as a Guarantor under the Guaranty and its addition as a Borrower under the Credit Agreement and (iii) reaffirms all of its obligations and covenants under the Guaranty Agreement dated as of May 13, 1998 executed by it, and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Second Amendment. This Consent and Reaffirmation may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.


                                         GABLES GP, INC.                 (SEAL)


                                         By:    Marvin R. Banks, Jr.
                                              __________________________________
                                                Title: Senior Vice President


                                         GABLES RESIDENTIAL TRUST   (SEAL)


                                         By:    Marvin R. Banks, Jr.
                                              __________________________________
                                                Title: Senior Vice President